                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        9 3/4% PRIDES DEPOSITARY SHARES
               REPRESENTING SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF

                          HOLLINGER INTERNATIONAL INC.

     This form or a facsimile hereof must be used to accept the Exchange Offer (as defined below) if:

          (a) certificates for 9 3/4% PRIDES Depositary Shares ("PRIDES") representing Series B Convertible Preferred Stock of Hollinger International Inc., a Delaware corporation (the "Company"), are not immediately available; or

          (b) the procedure for book-entry transfer (set forth under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Company's Offering Circular dated July 8, 1998 (the "Offering Circular")) cannot be followed on a timely basis; or

          (c) time will not permit the Letter of Transmittal and all other required documents to be delivered to the exchange agent for the Exchange Offer (the "Exchange Agent") before the Expiration Date (as defined in the Offering Circular).

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent. See "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular.

                                      To:

            FIRST CHICAGO TRUST COMPANY OF NEW YORK, Exchange Agent

          By Mail:                        By Hand:                  By Overnight Courier:
     Tender & Exchanges              Tenders & Exchanges             Tenders & Exchanges
      Suite 4660 -- HLR           c/o The Depository Trust            Suite 4680 -- HLR
        P.O. Box 2569                      Company               14 Wall Street - 8th Floor
 Jersey City, NJ 07303-2569            55 Water Street            New York, New York 10005
                                           DTC TAD
                               Vietnam Veterans Memorial Plaza
                                     New York, NY 10041

                                   Facsimile Transmission:
                              (For Eligible Institutions only)
                                     Tenders & Exchanges
                                       (201) 222-4720
                                             or
                                       (201) 222-4721
                                    To Confirm Receipt of
                               Notice of Guaranteed Delivery:
                                       (201) 222-4707

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offering Circular) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ________ PRIDES pursuant to the guaranteed delivery procedure set forth under "The Exchange Offer -- Procedure for Tendering PRIDES" in the Offering Circular.

 No. of PRIDES tendered:
 -------------------------

 Certificate No(s) (if available):

 -----------------------------------------------------

 -----------------------------------------------------

 If PRIDES will be delivered by
 book-entry transfer:
 --------------------------------

 Name of Tendering Institution:

 -----------------------------------------------------

 Account No.:
 ----------------------------------- at The Depository Trust Company
SIGN HERE

-----------------------------------------------------
                                (Signature(s))

-----------------------------------------------------
                                (Signature(s))

-----------------------------------------------------
                            (Names) (Please Print)

-----------------------------------------------------
                                   (Address)

-----------------------------------------------------
                                  (Zip Code)

-----------------------------------------------------
                         (Area Code and Telephone No.)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, an "Eligible Institution", guarantees that (a) the above named person(s) "own(s)" the PRIDES tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) such tender of PRIDES complies with Rule 14e-4 and (c) the Exchange Agent will receive either the certificates representing the PRIDES tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such PRIDES into the Exchange Agent's account at The Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other required documents, all within three New York Stock Exchange trading days after the date of execution of this notice.

 Name of Firm:
 ------------------------------------

 -----------------------------------------------------
                             (Authorized Signature)

 Name:
 ---------------------------------------------
                             (Please Print or Type)

 Title:
 -----------------------------------------------
Address:
-------------------------------------------

-----------------------------------------------------
                                                                     (Zip Code)

Area Code and Telephone No.:
-------------------

Dated:
---------------------------------------------

DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR PRIDES CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL